UNITED STATES
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SCHEDULE 14A
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REDWOOD TRUST, INC.

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Explanatory Note: As part of its regular, ongoing engagement with stockholders, Redwood Trust, Inc. (Redwood) is conducting meetings or teleconferences with stockholders in advance of its 2017 Annual Meeting of Stockholders. The attached presentation, titled “Performance-Based Executive Compensation at Redwood Trust, Inc.,” is intended to facilitate discussions at those meetings or teleconferences and presents information regarding Redwood’s executive compensation program taken from Redwood’s 2017 Proxy Statement filed with the Securities and Exchange Commission on March 21, 2017.

1 Performance - Based Executive Compensation at Redwood Trust, Inc. (NYSE: RWT ) 1 May 2017

2 ▪ Redwood’s compensation program is administered by an independent Compensation Committee of the Board ; Incentivize attainment of both short - term and long - term business and stockholder return objectives by: • Achieving stable and attractive ROEs to support the payment of regular and sustainable dividends, as well as increase book value • Meeting annual business, operational, and risk management goals established by the Board ; Align interests of executives with long - term stockholders in achieving strong shareholder returns ; Enable Redwood to hire and retain executives in a competitive marketplace • Market - based compensation benchmarking and analysis are used to evaluate compensation relative to peers ; Avoid incentivizing inappropriate risk taking __________________________________________________________________________________________________________ ▪ Performance - based executive compensation program appropriately adjusts pay delivery up or down to reflect both short - and long - term results ; For 2016, executives’ above - target annual bonuses were the result of very strong financial performance, while the value of prior years’ equity awards were realized (or forfeited) based on longer - term total stockholder return (TSR) Performance - Based Compensation Philosophy

3 ▪ The philosophy and key elements of the program have remained consistent in recent years, based on the: ; Compensation Committee’s annual comprehensive review of the structure and results of application of the program, which is conducted in consultation with the Committee’s independent compensation consultant ; Feedback received as part of an ongoing outreach with shareholders , as well as consistently strong “Say - on - Pay” support (92% average annual stockholder approval over the 2011 - 2016 period) _____________________________________________________________________________________________________________________________ ___ __________________________________________________________________________________________________ Elements of CEO’s Target Compensation – 2016 Consistent Philosophy and Program – Consistently Supported by Shareholders

4 ▪ Base Salary and Standard Benefits ; Base salary and other standard benefits together represent only 17% of the CEO’s target compensation for 2016 ▪ Annual Bonus ; 75% earned based on ROE - based performance metric • Performance target must at least represent earnings equal to regular annual dividends set by the Board • No above - target bonus is paid unless earnings exceed regular annual dividends set by the Board ; 25% earned based on individual contribution to achievement of business, operational, and risk management goals ▪ Performance Stock Units (PSUs) ; Non - cash equity - based compensation that represents 50% of the annual long - term incentive grant ; Vesting is contingent on positive TSR as measured over multiple periods within a three - year overall vesting period, with target - level vesting possible if TSR is 25% overall ; For example, if TSR increases on a straight - line basis over the three year vesting period, such that three year cumulative TSR is equal to 25%, PSUs will vest at target ; Forfeited if TSR is flat or negative as measured over multiple periods within a three - year overall vesting period ▪ Deferred Stock Units (DSUs) ; Non - cash equity - based compensation delivered after the conclusion of a four - year vesting period ; Represents 50% of the annual long - term incentive grant Key Elements of Executive Compensation Program

5 Redwood’s 2016 and Long - Term Performance ▪ Very Strong 2016 Financial Performance ; Earnings per share of $ 1.54 (fully diluted, as reported under GAAP) ; ROE of 11.8% ; Paid $1.12 per share in dividends ; One - year TSR of 25% ▪ Superior Five - Year Results ; Five - year TSR of 111% • Exceeds the S&P 500 by 12 pctg . points ; Average annual ROE of 11% ; As measured against other publicly - traded mortgage REITs , Redwood’s five - year performance is among the highest _____________________________________________________________________________________________________________________________ ___ ___________________________________________________________________________________________________ 5 - Year TSR (2012 - 2016) vs. Selected Publicly - Traded Residential Mortgage REITs _____________________________________________________________________________________________________________________________ ___ __________________ 2016 ROE vs. Selected Publicly - Traded Residential Mortgage REITs

6 ▪ Bonuses earned under the performance - based annual bonus plan are highly correlated with Redwood’s ROE and non - GAAP Adjusted ROE ; Very strong 2016 Adjusted ROE* resulted in CEO earning an above - target bonus for 2016 CEO’s Annual Bonus Tracks the Annual ROE Performance Measure __________________________________ * Adjusted ROE is an ROE - based, non - GAAP financial metric further described in the 2017 Annual Proxy Statement. The compensation program uses Adjusted ROE as the performance measure for annual bonus determinations. Adjusted ROE is reconciled to ROE based on GAAP financial results in Annex A to the 2017 Annual Proxy Statement.

7 ▪ Long - term equity grants are the largest portion of the CEO’s target compensation and the overall target value of these awards is only realized when stockholders experience attractive long - term returns ; Although Redwood’s one - year and five - year TSRs are very strong (see data/graph on a prior slide), Redwood’s three - year and medium - term TSR are negative, and the graphs below illustrate how the compensation program’s use of long - term equity awards addresses this performance Value Realized From Equity Awards Tracks with TSR Over Multi - Year Periods _________________________________________________________________________________________________________ Realized/Realizable Value of CEO’s 2013 Year - End Equity Awards Realized/Realizable Value of CEO’s 2014 Year - End Equity Awards

Compensation program incorporated best practices what redwood does directly links annual bonuses to performance delivers more than 50% of CEO’s target compensation in long-term equity grants imposes three- or four-year vesting/holding periods on long-term equity grants maintains robust stock ownership requirements with a 6x base salary requirement of the CEO subjects bonus and incentive payments to “clawback” if fraud or misconduct results in a financial restatement what redwood does not do no guaranteed bonus arrangements no significant amount of fixed compensation – only base salary and standard benefits are fixed no “single-trigger” change-in-control payments or benefits no excise tax gross-ups for any change-in-control related payments no margin, pledging, or hedging transactions permitted in respect of redwood stock

8 Compensation Program Incorporates Best Practices